UBS Enhanced S&P 500 Fund
                          UBS Enhanced NASDAQ-100 Fund

                 Supplement to Prospectus dated January 28, 2003

                                                                  August 6, 2003

Dear Investor,

     The purpose of this supplement to the prospectus is to notify investors of a proposal affecting the UBS Enhanced S&P 500 Fund ("Enhanced S&P Fund") and UBS Enhanced NASDAQ-100 Fund ("Enhanced NASDAQ Fund") that was approved by the Board of Trustees (the "Board") of UBS Mutual Funds Securities Trust (the "Trust").

     Proposed Merger of Enhanced S&P Fund into UBS S&P 500 Index Fund ("S&P 500 Index Fund")

     The Board has approved the submission of an Agreement and Plan of Reorganization (the "Plan") to shareholders of Enhanced S&P Fund under which substantially all of the assets of Enhanced S&P Fund would be transferred to S&P 500 Index Fund in exchange for shares of S&P 500 Index Fund (the "Merger"). Under the Plan, shareholders of each class of Enhanced S&P Fund then would receive shares of the corresponding class of S&P 500 Index Fund equal in value to their investment in Enhanced S&P Fund. The Merger is intended to be a tax-free transaction.

     Proposed Merger of Enhanced NASDAQ Fund into UBS U.S. Small Cap Growth Fund ("Small Cap Growth Fund")

     The Board has approved the submission of an Agreement and Plan of Reorganization (the "Plan") to shareholders of Enhanced NASDAQ Fund under which substantially all of the assets of Enhanced NASDAQ Fund would be transferred to Small Cap Growth Fund in exchange for shares of Small Cap Growth Fund (the "Merger"). Under the Plan, shareholders of each class of Enhanced NASDAQ Fund then would receive shares of the corresponding class of Small Cap Growth Fund equal in value to their investment in Enhanced NASDAQ Fund. The Merger is intended to be a taxable transaction.

     More information about the proposed Mergers will be provided to shareholders in proxy materials, which are expected to be mailed in September 2003. If approved by Fund shareholders, the Mergers are expected to occur in or about October 2003 or as soon as practicable thereafter.

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     Waiver of Deferred Sales Charges for Class A, Class B and Class C Shares

     With respect to all requests for redemption received beginning August 7, 2003, until the proposed Mergers, if approved, are consummated, UBS Global Asset Management (US) Inc. ("UBS Global AM"), each Fund's principal underwriter, will waive any deferred sales charges that would be imposed upon the redemptions of Class A, Class B and Class C shares of Enhanced S&P Fund and Enhanced NASDAQ Fund. If shareholders do not approve the proposed mergers, UBS Global AM may determine to discontinue the waivers of deferred sales charges.

     Closing to New Investment

     Effective at the close of business or August 6, 2003, Enhanced S&P Fund and Enhanced NASDAQ Fund will each close to new investment and will therefore no longer offer shares for purchase, including purchases through the Automatic Investment Plan and PACE Multi Advisor, or for exchange from other funds. Of course, shareholders will continue to be able to redeem their shares. Certain 401(k) plan omnibus accounts and other similar defined contribution accounts may continue to purchase shares through such omnibus accounts until it is practicable for plan participant contributions to be terminated.

         Please be sure to retain this supplement with your prospectus. For more information, contact 1-800-647-1568.

                                                                   Item # ZS-199